NEWS RELEASE

The Progressive Corporation	Company Contact:
6300 Wilson Mills Road	Julia Hornack
Mayfield Village, Ohio 44143	(440) 395-2164
http://www.progressive.com	investor_relations@progressive.com

PROGRESSIVE REPORTS MAY RESULTS

MAYFIELD VILLAGE, OHIO -- June 17, 2020 -- The Progressive Corporation (NYSE:PGR) today reported the following results for May 2020:

	May
(millions, except per share amounts and ratios; unaudited)	2020	2019	Change
Net premiums written[1]	$3,174.2	$2,662.7	19%
Net premiums earned	$2,991.2	$2,731.4	10%
Net income attributable to Progressive	$366.9	$78.5	367%
Per share available to common shareholders	$0.62	$0.13	378%
Total pretax net realized gains (losses) on securities	$210.6	$(204.3)	(203)%
Combined ratio	93.7	91.6	2.1 pts.
Average diluted equivalent common shares	587.2	586.9	0%

	May
(thousands; unaudited)	2020	2019	Change
Policies in Force
Personal Lines
Agency – auto	7,336.7	6,732.4	9%
Direct – auto	8,434.4	7,467.5	13%
Total personal auto[1]	15,771.1	14,199.9	11%
Total special lines	4,715.7	4,477.4	5%
Total Personal Lines	20,486.8	18,677.3	10%
Total Commercial Lines	776.6	728.2	7%
Property business	2,305.9	2,047.9	13%
Companywide Total	23,569.3	21,453.4	10%

1See Monthly Commentary at the end of the release for discussion.

Progressive offers personal and commercial insurance throughout the United States. Our Personal Lines business writes insurance for personal autos and special lines products. Our Commercial Lines business writes auto-related primary liability and physical damage insurance, and general liability and property insurance, predominantly for small businesses. Our Property business writes residential property insurance for homeowners, other property owners, and renters.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPREHENSIVE INCOME STATEMENT
May 2020
(millions)
(unaudited)

	Current Month	Comments on Monthly Results[1]
Net premiums written	$3,174.2

Revenues:
Net premiums earned	$2,991.2
Investment income	84.1
Net realized gains (losses) on securities:
Net realized gains (losses) on security sales	54.8
Net holding period gains (losses) on securities	155.8
Total net realized gains (losses) on securities	210.6
Fees and other revenues	41.4
Service revenues	18.7
Total revenues	3,346.0

Expenses:
Losses and loss adjustment expenses	1,648.0
Policy acquisition costs	246.1
Other underwriting expenses	440.8
Policyholder credit expense	510.0
Investment expenses	1.4
Service expenses	17.0
Interest expense	18.8
Total expenses	2,882.1

Income before income taxes	463.9
Provision for income taxes	97.0
Net income	366.9

Other comprehensive income (loss)
Changes in:
Total net unrealized gains (losses) on fixed-maturity securities	191.9
Net unrealized losses on forecasted transactions	0.1
Other comprehensive income (loss)	192.0
Total comprehensive income	$558.9

1See the Monthly Commentary at the end of this release for additional discussion. For a description of our financial reporting and accounting policies, see Note 1 to our 2019 audited consolidated financial statements included in our 2019 Shareholders’ Report, which can be found at www.progressive.com/annualreport.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPREHENSIVE INCOME STATEMENTS
May 2020
(millions)
(unaudited)

	Year-to-Date
	2020	2019	% Change
Net premiums written	$16,809.7	$15,572.4	8

Revenues:
Net premiums earned	$16,056.2	$14,539.5	10
Investment income	408.0	422.5	(3)
Net realized gains (losses) on securities:
Net realized gains (losses) on security sales	505.4	78.7	NM
Net holding period gains (losses) on securities	(311.1)	287.4	(208)
Net impairment losses recognized in earnings	0	(24.3)	(100)
Total net realized gains (losses) on securities	194.3	341.8	(43)
Fees and other revenues	239.2	222.6	7
Service revenues	91.0	76.1	20
Total revenues	16,988.7	15,602.5	9

Expenses:
Losses and loss adjustment expenses	9,547.0	9,916.1	(4)
Policy acquisition costs	1,327.4	1,219.9	9
Other underwriting expenses	2,376.1	2,025.0	17
Policyholder credit expense	1,016.5	0	NM
Investment expenses	8.3	10.6	(22)
Service expenses	82.0	68.3	20
Interest expense	85.6	79.0	8
Total expenses	14,442.9	13,318.9	8

Income before income taxes	2,545.8	2,283.6	11
Provision for income taxes	527.2	635.9	(17)
Net income	2,018.6	1,647.7	23
Net (income) loss attributable to noncontrolling interest (NCI)	0	(3.0)	(100)
Net income attributable to Progressive	2,018.6	1,644.7	23

Other comprehensive income (loss)
Changes in:
Total net unrealized gains (losses) on fixed-maturity securities	503.4	474.6	6
Net unrealized losses on forecasted transactions	0.3	0.3	0
Other comprehensive income (loss)	503.7	474.9	6
Other comprehensive (income) loss attributable to NCI	0	(4.0)	(100)
Total comprehensive income attributable to Progressive	$2,522.3	$2,115.6	19

NM = Not Meaningful

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPUTATION OF NET INCOME AND COMPREHENSIVE INCOME PER SHARE
&
INVESTMENT RESULTS
May 2020
(millions – except per share amounts)
(unaudited)

The following table sets forth the computation of per share results:

	Current	Year-to-Date
	Month	2020	2019

Net income attributable to Progressive	$366.9	$2,018.6	$1,644.7
Less: Preferred share dividends	2.3	11.2	11.2
Net income available to common shareholders	$364.6	$2,007.4	$1,633.5
Per common share:
Basic	$0.62	$3.43	$2.80
Diluted	$0.62	$3.42	$2.78

Comprehensive income attributable to Progressive	$558.9	$2,522.3	$2,115.6
Less: Preferred share dividends	2.3	11.2	11.2
Comprehensive income attributable to common shareholders	$556.6	$2,511.1	$2,104.4
Per common share:
Diluted	$0.95	$4.28	$3.59

Average common shares outstanding - Basic	584.9	584.8	583.5
Net effect of dilutive stock-based compensation	2.3	2.2	3.2
Total average equivalent common shares - Diluted	587.2	587.0	586.7

The following table sets forth the investment results for the period:
	Current	Year-to-Date
	Month	2020	2019
Fully taxable equivalent (FTE) total return:
Fixed-income securities	1.0%	3.8%	3.6%
Common stocks	5.3%	(5.5)%	10.0%
Total portfolio	1.3%	3.0%	4.1%

Pretax annualized investment income book yield	2.6%	2.6%	3.1%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
May 2020
($ in millions)
(unaudited)

Current Month
				Commercial
	Personal Lines Business			Lines	Property	Companywide
	Agency	Direct	Total	Business	Business	Total
Net Premiums Written	$1,272.1	$1,347.4	$2,619.5	$380.4	$174.3	$3,174.2
% Growth in NPW	16%	26%	21%	13%	12%	19%
Net Premiums Earned	$1,208.6	$1,287.8	$2,496.4	$346.8	$148.0	$2,991.2
% Growth in NPE	8%	12%	10%	5%	14%	10%

GAAP Ratios
Loss/LAE ratio	53.9	51.8	52.8	52.9	98.4.	55.1
Expense ratio	39.7	41.7	40.7	28.0	28.6[1]	38.6
Combined ratio	93.6	93.5	93.5	80.9	127.0[1]	93.7
Net catastrophe loss ratio[2]			1.9	0.7	44.7	3.9

Actuarial Adjustments[3]
Reserve Decrease/(Increase)
Prior accident years						$3.5
Current accident year						20.4
Calendar year actuarial adjustment	$1.3	$3.3	$4.6	$2.6	$16.7	$23.9

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$3.5
All other development						15.4
Total development						$18.9

Calendar year loss/LAE ratio						55.1
Accident year loss/LAE ratio						55.7

1Included in both the expense ratio and combined ratio is 3.2 points of amortization expense predominately associated with the acquisition of a controlling interest in ARX. Excluding these additional expenses, the Property business would have reported an expense ratio of 25.4 and a combined ratio of 123.8.

2Represents catastrophe losses incurred during the period, including the impact of reinsurance, if any, as a percent of net premiums earned. Wind, tornado, and hail storms in Texas and Florida accounted for over half of our total catastrophe losses during the month. The 2020 catastrophe losses and associated allocated loss adjustment expenses (ALAE) in the Property business have not exceeded the $375 million annual retention threshold under our catastrophe aggregate excess of loss reinsurance program and, therefore, we have not recorded a reinsurance recoverable related to these losses and ALAE.

3Represents adjustments solely based on our normally scheduled actuarial reviews. For our Property business, the actuarial reserving methodology includes changes to catastrophe losses, while the reviews in our vehicle businesses do not include catastrophes.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
May 2020
($ in millions)
(unaudited)

Year-to-Date
				Commercial
	Personal Lines Business			Lines	Property	Companywide
	Agency	Direct	Total	Business	Business	Total
Net Premiums Written	$6,869.4	$7,275.3	$14,144.7	$1,932.2	$732.8	$16,809.7
% Growth in NPW	7%	11%	9%	(3)%	13%	8%
Net Premiums Earned	$6,527.3	$6,853.2	$13,380.5	$1,963.8	$711.9	$16,056.2
% Growth in NPE	8%	11%	10%	12%	15%	10%

GAAP Ratios
Loss/LAE ratio	57.9	57.3	57.6	61.6	87.9.	59.5
Expense ratio	27.2	29.6	28.4	23.9	29.7[1]	27.9
Combined ratio	85.1	86.9	86.0	85.5	117.6[1]	87.4
Net catastrophe loss ratio[2]			1.2	0.3	35.7	2.7

Actuarial Adjustments[3]
Reserve Decrease/(Increase)
Prior accident years						$(7.8)
Current accident year						18.8
Calendar year actuarial adjustment	$7.8	$10.5	$18.3	$(6.5)	$(0.8)	$11.0

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$(7.8)
All other development						(91.3)
Total development						$(99.1)

Calendar year loss/LAE ratio						59.5
Accident year loss/LAE ratio						58.9

1Included in both the expense ratio and combined ratio is 3.4 points of amortization expense predominately associated with the acquisition of a controlling interest in ARX. Excluding these additional expenses, the Property business would have reported an expense ratio of 26.3 and a combined ratio of 114.2.

2Represents catastrophe losses incurred during the period, including the impact of reinsurance, if any, as a percent of net premiums earned.

3Represents adjustments solely based on our normally scheduled actuarial reviews. For our Property business, the actuarial reserving methodology includes changes to catastrophe losses, while the reviews in our vehicle businesses do not include catastrophes.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
BALANCE SHEET AND OTHER INFORMATION
(millions - except per share amounts)
(unaudited)

May 2020
CONDENSED GAAP BALANCE SHEET:
Investments, at fair value:
Available-for-sale securities:
Fixed maturities[1] (amortized cost: $33,364.7)	$34,459.8
Short-term investments (amortized cost: $4,039.5)	4,039.5
Total available-for-sale securities	38,499.3
Equity securities:
Nonredeemable preferred stocks (cost: $1,154.0)	1,123.3
Common equities (cost: $1,109.8)	3,087.2
Total equity securities	4,210.5
Total investments[2]	42,709.8
Net premiums receivable	7,573.7
Reinsurance recoverables (including $3,518.6 on unpaid loss and LAE reserves)	3,717.5
Deferred acquisition costs	1,136.9
Goodwill and intangible assets	657.1
Other assets	2,529.8
Total assets	$58,324.8

Unearned premiums	$12,835.8
Loss and loss adjustment expense reserves	18,311.2
Other liabilities[2]	5,716.5
Debt	5,394.4
Total liabilities	42,257.9
Shareholders' equity	16,066.9
Total liabilities and shareholders' equity	$58,324.8

Common shares outstanding	585.4
Common shares repurchased - May	0
Average cost per common share	$0
Book value per common share	$26.60
Trailing 12-month return on average common shareholders' equity
Net income attributable to Progressive	31.4%
Comprehensive income attributable to Progressive	35.0%
Net unrealized pretax gains (losses) on fixed-maturity securities	$1,096.7
Increase (decrease) from April 2020	$243.0
Increase (decrease) from December 2019	$637.3
Debt-to-total capital ratio	25.1%
Fixed-income portfolio duration	3.0
Weighted average credit quality	AA-
1 As of May 31, 2020, we held certain hybrid securities and recognized a change in fair value of $1.6 million as a realized loss during the period we held these securities.
2 At May 31, 2020, we had $159.0 million of net unsettled security transactions classified in “other liabilities.”

Monthly Commentary

•
Disclosure of monthly results often shows more variability in written premium growth rates than disclosure on a quarterly basis. The higher net premiums written growth rate for May reflects, in part, that the first few days of June, which are historically higher volume premium days, were reported in fiscal May 2020, compared to fiscal June 2019. In addition to the calendar impact, as a result of the billing leniencies and moratoriums in place on a countrywide basis during March and April, in May we recognized an increase in renewals, which were delayed from being recognized in March and April, and a decrease in the number of policies canceled during the month. Adjusting for these difference, our Personal Lines net premiums written growth rate would have been about 8% to 10% lower than reported for May. While significant uncertainty remains with respect to the impact of COVID-19 and federal, state, and local social distancing and shelter-in-place restrictions (“COVID-19 restrictions”) on our business, we anticipate that June’s written premium growth rate will be negatively impacted due to the fiscal calendar timing and as a portion of policy cancellations suppressed by the billing leniency and state moratoriums are expected to take effect in June.

•	May's profitability was also impacted by the COVID-19 restrictions.

◦
During May, our companywide loss/LAE ratio was 15.4 points lower than the ratio reported in May 2019, primarily reflecting the significant decrease in auto accident frequency that we experienced as a result of the COVID-19 restrictions.

◦
The expense ratio for May included about 1.1 points due to an increase in our allowance for doubtful accounts based on our evaluation of the recoverability of our premiums receivable in light of the billing leniencies (including our program to not cancel or non-renew due to non-payment and to pause collection efforts) and moratoriums that were in place through May 15, 2020.

◦
We incurred $510.0 million, or 17.1 points on the companywide expense ratio, in May pursuant to our previously announced plan to issue a credit to personal auto customers with a policy in force on May 31, 2020, in response to the reduction in auto accident frequency resulting from COVID-19 restrictions. The credits and payments were equal to 20% of the monthly premiums on the applicable policies.

Events
We plan to release June results on Wednesday, July 15, 2020, before the market opens.

About Progressive
The Progressive Group of Insurance Companies makes it easy to understand, buy and use auto insurance. Progressive offers choices so consumers can reach us whenever, wherever and however it's most convenient - online at progressive.com, by phone at 1-800-PROGRESSIVE, on a mobile device or in-person with a local agent.

Progressive provides insurance for personal and commercial autos and trucks, motorcycles, boats, recreational vehicles, and homes; it is the third largest auto insurer in the country, a leading seller of motorcycle and commercial auto insurance, and one of the top 15 homeowners insurance carriers.

Founded in 1937, Progressive continues its long history of offering shopping tools and services that save customers time and money, like Name Your Price®, Snapshot®, and HomeQuote Explorer®.

The Common Shares of The Progressive Corporation, the Mayfield Village, Ohio-based holding company, trade publicly at NYSE:PGR.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Investors are cautioned that certain statements in this report not based upon historical fact are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These statements often use words such as “estimate,” “expect,” “intend,” “plan,” “believe,” and other words and terms of similar meaning, or are tied to future periods, in connection with a discussion of future operating or financial performance. Forward-looking statements are based on current expectations and projections about future events, and are subject to certain risks, assumptions and uncertainties that could cause actual events and results to differ materially from those discussed herein. These risks and uncertainties include, without limitation, uncertainties related to:

•	our ability to underwrite and price risks accurately and to charge adequate rates to policyholders;

•	our ability to establish accurate loss reserves;

•	the impact of severe weather, other catastrophe events and climate change;

•	the effectiveness of our reinsurance programs;

•	the highly competitive nature of property-casualty insurance markets;

•	whether we innovate effectively and respond to our competitors’ initiatives;

•	whether we effectively manage complexity as we develop and deliver products and customer experiences;

•	how intellectual property rights could affect our competitiveness and our business operations;

•	whether we adjust claims accurately;

•	our ability to maintain a recognized and trusted brand;

•	our ability to attract, develop and retain talent and maintain appropriate staffing levels;

•	compliance with complex laws and regulations;

•	litigation challenging our business practices, and those of our competitors and other companies;

•	the impacts of a security breach or other attack involving our computer systems or the systems of one or more of our vendors;

•	the secure and uninterrupted operation of the facilities, systems, and business functions that are critical to our business;

•	the success of our efforts to develop new products or enter into new areas of business and navigate related risks;

•	our continued ability to send and accept electronic payments;

•	the possible impairment of our goodwill or intangible assets;

•	the performance of our fixed-income and equity investment portfolios;

•	the potential elimination of, or change in, the London Interbank Offered Rate;

•	our continued ability to access our cash accounts and/or convert securities into cash on favorable terms;

•	the impact if one or more parties with which we enter into significant contracts or transact business fail to perform;

•	legal restrictions on our insurance subsidiaries’ ability to pay dividends to The Progressive Corporation;

•	limitations on our ability to pay dividends on our common shares under the terms of our outstanding preferred shares;

•	our ability to obtain capital when necessary to support our business and potential growth;

•	evaluations by credit rating and other rating agencies;

•	the variable nature of our common share dividend policy;

•	whether our investments in certain tax-advantaged projects generate the anticipated returns;

•	the impact from not managing to short-term earnings expectations in light of our goal to maximize the long-term value of the enterprise;

•	impacts from the outbreak of the novel coronavirus, or COVID-19, and the restrictions put in place to help slow and/or stop the spread of the virus; and

•
other matters described from time to time in our releases and publications, and in our periodic reports and other documents filed with the United States Securities and Exchange Commission, including, without limitation, the Risk Factors section of our Annual Report on Form 10-K for the year ending December 31, 2019, and our Quarterly Report on Form 10-Q for the period ending March 31, 2020.

In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when we establish reserves for one or more contingencies. Also, our regular reserve reviews may result in adjustments of varying magnitude as additional information regarding claims activity becomes known. Reported results, therefore, may be volatile in certain accounting periods.